                                                                    Exhibit 10.9

                                LEASE AGREEMENT
                                    BETWEEN

                              SYRACUSE UNIVERSITY
                                   (LANDLORD)

                                      and

                        PROJECT ORANGE ASSOCIATES, L.P.
                                    (TENANT)

Dated:  February 27, 1990

                               TABLE OF CONTENTS

                                                                                         Page
ARTICLE 1 - DEFINITIONS..................................................................   2
     Section 1.01. - Definition of Terms.................................................   2
ARTICLE 2 - PREMISES.....................................................................   2
     Section 2.01. - Premises............................................................   2
ARTICLE 3 - TERM.........................................................................   3
     Section 3.01. - Definition of Terms.................................................   3
ARTICLE 4 - USE OF PREMISES..............................................................   3
     Section 4.01. - Use of Premises.....................................................   3
ARTICLE 5 - DEVELOPMENT OF FACILITY......................................................   4
     Section 5.01. - Tenant's Obligation to Construct. Install and Operate the Facility..   4
     Section 5.02. - Completion of Construction..........................................   5
     Section 5.03. - Covenants and Requirements of Construction..........................   5
     Section 5.04. - Completion of Facility..............................................   7
     Section 5.05. - Assignments to Landlord.............................................   8
     Section 5.06. - Fuel Transmission Line Easement.....................................   9
ARTICLE 6 - RENT.........................................................................   9
     Section 6.01........................................................................   9
     Section 6.02........................................................................  10
ARTICLE 7 - OPERATION OF FACILITY........................................................  10
     Section 7.01. - Operation by Tenant.................................................  10
     Section 7.02. - Operating Agreements................................................  10
ARTICLE 8 - OWNERSHIP OF FACILITY........................................................  11
     Section 8.01. - Ownership of Improvements...........................................  11
ARTICLE 9 - REPAIRS, MAINTENANCE AND ALTERATIONS.........................................  12
     Section 9.01. - Repairs and Maintenance.............................................  12
     Section 9.02. - Alterations. Improvements and Additions.............................  13
ARTICLE 10 - TAXES AND UTILITY EXPENSES..................................................  14
     Section 10.01. - Taxes..............................................................  14
     Section 10.02. - Conversion of Assessments..........................................  14
     Section 10.03. - Time for Payments..................................................  15
     Section 10.04. - Tenant's Right to Contest Taxes....................................  15
     Section 10.05. - Tenant's Right to Refund of Taxes..................................  15
     Section 10.06. - Utilities..........................................................  16
ARTICLE 11 - NET LEASE...................................................................  16
     Section 11.01. - Net Lease..........................................................  16
     Section 11.02. - Rent Not to Abate..................................................  16
     Section 11.03. - Compliance With Environmental Laws.................................  17
ARTICLE 12 - REQUIREMENTS OF PUBLIC AUTHORITY............................................  19
     Section 12.01. - Compliance by Tenant...............................................  19
     Section 12.02. - Challenge to Validity..............................................  20
ARTICLE 13 - COVENANT AGAINST LIENS......................................................  20
     Section 13.01. - Tenant's Obligations to Discharge..................................  20

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

     Section 13.02. - Right to Discharge.................................................  21
     Section 13.03. - No Implied Consent of Landlord.....................................  22
ARTICLE 14 - ENTRY ON PREMISES BY LANDLORD...............................................  22
     Section 14.01.......................................................................  22
     Section 14.02.......................................................................  23
     Section 14.03.......................................................................  23
     Section 14.04.......................................................................  23
ARTICLE 15 - ASSIGNMENT AND SUBLETTING...................................................  24
     Section 15.01.......................................................................  24
ARTICLE 16 - HOLDING OVER................................................................  26
     Section 16.01.......................................................................  26
ARTICLE 17 - SURRENDER...................................................................  26
     Section 17.01. - Surrender of Possession............................................  26
     Section 17.02.......................................................................  29
     Section 17.03.......................................................................  29
ARTICLE 18 - SIGNS.......................................................................  29
     Section 18.01.......................................................................  29
ARTICLE 19 - INDEMNITY...................................................................  30
     Section 19.01. - Tenant's Indemnification of Landlord...............................  30
     Section 19.02. - Landlord's Indemnification of Tenant...............................  31
     Section 19.03. - Limitation of Landlord's Indemnity.................................  32
     Section 19.04.......................................................................  32
ARTICLE 20 - INSURANCE...................................................................  33
     Section 20.01. - Casualty Insurance.................................................  33
     Section 20.02. - Other Insurance....................................................  33
     Section 20.03. - Evidence Of Insurance and Possession of Policy.....................  34
     Section 20.04. - Limitations Upon Concurrent Insurance..............................  36
     Section 20.05. - Disbursement of Proceeds...........................................  36
     Section 20.06. - Notice of Cancellation.............................................  37
     Section 20.07. - Apportionment of Premiums Upon Expiration of Term..................  37
     Section 20.08. - Responsibility of Tenant During Construction.......................  37
ARTICLE 21 - EMINENT DOMAIN..............................................................  39
     Section 21.01. - Termination of Lease...............................................  39
     Section 21.02. - Distribution of Condemnation Proceeds..............................  39
     Section 21.03. - Partial Taking.....................................................  40
ARTICLE 22 - RIGHT OF EACH PART TO PERFORM COVENANTS OF THE OTHER........................  41
ARTICLE 23 - MORTGAGES...................................................................  42
     Section 23.01. - Tenant's Right to Mortgage Leasehold Estate........................  42
     Section 23.02. "Permitted Mortgage".................................................  42
     Section 23.03. "Lending Institution"................................................  44
     Section 23.04. Required Provisions..................................................  44
     Section 23.05. - Interim Financing..................................................  44
     Section 23.06. - Indemnity..........................................................  45
ARTICLE 24 - DAMAGE OR DESTRUCTION.......................................................  46
     Section 24.01.......................................................................  46

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
ARTICLE 25 - LATE CHARGES................................................................  50
     Section 25.01. - Past Due Rent......................................................  50
ARTICLE 26 - TITLE PROVISIONS............................................................  51
     Section 26.01. - Quiet Enjoyment....................................................  51
     Section 26.02 - Landlord's Title....................................................  51
     Section 26.03. - Landlord's Title Documents.........................................  51
     Section 26.04. - Title Objections...................................................  51
ARTICLE 27 - DEFAULT.....................................................................  52
     Section 27.01. - Events of Default..................................................  52
     Section 27.02. - Remedies on Default................................................  54
     Section 27.03.......................................................................  57
     Section 27.04.......................................................................  58
     Section 27.05.......................................................................  58
     Section 27.06.......................................................................  58
     Section 27.07.......................................................................  59
     Section 27.08.......................................................................  59
ARTICLE 28 - WAIVERS.....................................................................  59
     Section 28.01. - Waivers............................................................  59
ARTICLE 29 - APPROVALS AND REPRESENTATIONS...............................................  60
     Section 29.01. Approvals............................................................  60
     Section 29.02.......................................................................  61
ARTICLE 30 - FORCE MAJEURE...............................................................  61
     Section 30.01.......................................................................  61
ARTICLE 31 - NOTICE......................................................................  62
     Section 31.01.......................................................................  62
ARTICLE 32 - CERTIFICATES................................................................  63
     Section 32.01.......................................................................  63
ARTICLE 33 - GOVERNING LAW...............................................................  64
     Section 33.01.......................................................................  64
ARTICLE 34 - PARTIAL INVALIDITY..........................................................  64
     Section 34.01.......................................................................  64
ARTICLE 35 - MEMORANDUM OF LEASE.........................................................  65
     Section 35.01.......................................................................  65
ARTICLE 36 - INTERPRETATION..............................................................  65
     Section 36.01.......................................................................  65
ARTICLE 37 - BINDING EFFECT..............................................................  66
     Section 37.01.......................................................................  66
ARTICLE 38 - NO ORAL MODIFICATION - ENTIRE AGREEMENT.....................................  66
     Section 38.01.......................................................................  66
ARTICLE 39 - HEADINGS AND TABLE OF CONTENTS..............................................  67
     Section 39.01.......................................................................  67
     Section 39.01.......................................................................  67
ARTICLE 40 - WAIVER OF JURY TRIAL AND COUNTERCLAIMS......................................  67
     Section 40.01.......................................................................  67
ARTICLE 41 - NO BROKER...................................................................  68

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
     Section 41.01.......................................................................  68
ARTICLE 42 - TERMINATION.................................................................  68
     Section 42.01.......................................................................  68
     Section 42.01.......................................................................  68

EXHIBITS

     Exhibit A      Description of Leased Land

     Exhibit B      Supplemental Lease Agreement

     Exhibit C      Plans and Specifications for the Facility

                                  GROUND LEASE

     THIS LEASE (the "Lease") made on February 27, 1990 between SYRACUSE UNIVERSITY, a New York educational corporation having its principal office at Syracuse, New York 13244 (the "Landlord") and PROJECT ORANGE ASSOCIATES, L.P., a Delaware limited partnership (the "Tenant").

                                    RECITALS

     1. Landlord has entered into an agreement with Tenant dated the date of this Agreement (the "Steam Contract") for the purchase of steam to be produced by Tenant from a cogeneration facility (the "Cogeneration Plant") to be constructed and operated by Tenant upon the land leased by this Lease.

     2. Tenant has also undertaken to install and operate certain steam, water, condensate, fuel, gas and electric lines and related apparatus and equipment necessary or appropriate for the operation of the Cogeneration Plant and delivery of steam to Landlord which, together with the Cogeneration Plant, constitute the "Facility."

     3. Landlord has also entered into an agreement with the Tenant dated the date of this Lease ("the Operating Agreement") providing for the operation by Tenant of Landlord's existing steam generation facility (the "Existing Plant").

     4. Landlord and a predecessor of Tenant have previously entered into a certain Lease Agreement, dated as of December 28, 1987, pertaining to the subject matter of this Lease (the "Prior Agreement"). This Lease is intended to supersede the Prior Agreement which has been terminated by contemporaneous agreement between the Customer and such predecessor.

     In consideration of the mutual covenants of this Lease, Landlord and Tenant agree as follows:
                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.01.  Definition of Terms. For purposes of this Lease all defined
     ------------   -------------------
terms, as indicated by the capitalization of the first letter of such term, shall have the meanings specified in the Steam Contract, unless the context or use clearly indicates another meaning.

                                    ARTICLE 2
                                    PREMISES

     Section 2.01.  Premises. Landlord leases to Tenant, and Tenant leases from
     ------------   --------
Landlord, upon and subject to the terms, conditions, covenants and provisions of this Lease, the parcel of land situated in the City of Syracuse, County of Onondaga, New York, and described in the attached Exhibit "A" made a part of this Lease ("the Premises"), provided, however, that the underground oil storage tanks are excluded from the Premises.

                                    ARTICLE 3
                                      TERM

     Section 3.01.  Definition of Terms.  The term of this Lease shall commence
     ------------   -------------------
on the date of this Lease (the "Term Commencement Date") and shall expire on the date the Steam Contract expires, unless terminated earlier pursuant to this Lease. The parties shall enter into a supplemental agreement, substantially in the form attached as Exhibit B, setting forth the commencement and expiration dates of the term.

                                   ARTICLE 4
                                USE OF PREMISES

     Section 4.01.  The Premises shall be used by Tenant solely for the
     ------------
construction, installation and operation of the Cogeneration Plant and Facility as provided in the Steam Contract.

                                   ARTICLE 5
                            DEVELOPMENT OF FACILITY

     Section 5.01.  Tenant's Obligation to Construct, Install and Operate the
     ------------   ---------------------------------------------------------
Facility. Tenant shall obtain all of the approvals for the Facility described in
--------
Article 29, at its sole cost and expense. If the approvals are denied, Tenant shall have the right to terminate this Lease upon serving written notice on Landlord within 30 days of any such denial. The Cogeneration Plant shall be constructed on the Premises in accordance with the plans, specifications, sitings and schedules of completion for the Facility prepared for Tenant (which shall have been received by Landlord at least sixty (60) days prior to the commencement of construction) and reasonably approved in writing by Landlord ("the Plans"). This Lease may be terminated by Landlord, at its option, upon 30 days' written notice (i) if Tenant shall not have closed the financing for the Facility (the "financial closing") on or before June 30, 1990, or thereafter if the Tenant fails to diligently pursue, subject to work stoppages not initiated by Tenant, the completion of construction at the Facility as soon as reasonably possible with a view towards completion of construction of the Facility and the delivery of steam to Landlord by October 1, 1991 or (ii) if the Tenant abandons the construction of the Facility. Any written notice of termination by Landlord shall also be given to the holders of a Permitted Mortgage, as defined in
Article 23 of this Lease, who shall have been identified in a written notice by Tenant to Landlord, at the address of the holder provided in the Tenant's notice to Landlord. The holders of any Permitted Mortgage shall have a period of thirty (30) days from the giving of the notice of termination within which to cure the default of the Tenant in the pursuit of completion of the construction of the Facility. If the default of the pursuit of completion of construction cannot be cured by the holders of the Permitted Mortgage within such thirty (30) day period, the holders shall have an additional period of ninety (90) days within which to cure the default, provided the holders promptly commence and diligently pursue the curing of the default. The documents constituting the Plans will be attached as Exhibit C and made a part of this Lease.

     Section 5.02.  Completion of Construction. Tenant shall, at its sole cost
     ------------   --------------------------
and expense, fully complete, or cause the completion of, the construction and installation of the Facility in accordance with the Plans and all provisions of this Lease as soon as reasonably possible, subject to work stoppages not initiated by Tenant, with a view toward completion of construction of the Facility and the delivery of steam to Landlord by October 1, 1991.

     Section 5.03.  Covenants and Requirements of Construction. In the
     ------------   ------------------------------------------
construction and installation of the Facility (sometimes referred to as "the Work"), Tenant:

          (a) shall obtain all permits and approvals described in Article 29;

          (b) shall comply with all requirements of public authorities described in Article 12 applicable to the Work;

          (c) shall have received Landlord's prior written approval of all architects, engineers and the general contractor to be engaged in the construction of the Facility, which approval shall not be unreasonably withheld;

          (d) shall perform the Work expeditiously, in strict compliance with the Plans, in a good and workmanlike manner and of first-class quality, and in accordance with all the provisions of this Lease;

          (e) shall pay all proper accounts for work done or materials furnished under all contracts which it has entered into relating to the Work, provided, however, that Tenant may retain any amounts which Tenant's architect has not certified to be due, or which are properly and reasonably retained to secure the performance of any work or the correction of any defect or which, in the opinion of the Tenant's architect, are reasonably retained in anticipation of damages arising from any contractor's default, or which are required to be retained under the provisions of the New York Lien Law;

          (f) Tenant shall require performance and payment bonds to be furnished by the general contractor and each major subcontractor of the Work naming Landlord as co-obligee of the bonds in an amount equal to the total cost of the construction, acquisition and installation of the Facility, which is presently estimated to be $73,100,000, unless the requirement of a bond shall have been waived in writing by Landlord. If the holders of a Permitted Mortgage shall not require performance and payment bonds for the total cost of the Facility, the contractors may provide performance and payment bonds for less than the total cost of the Facility, but not less than eighty (80%) percent of the total cost of the Facility, provided guarantees of completion and performance for the balance of the cost of the Facility shall be provided by entities, and in form, reasonably acceptable to Landlord;

          (g) shall bear all costs incurred in the relocation, in a manner reasonably satisfactory to Landlord, of all utilities and access servicing the Existing Plant and the Landlord's chilled water plant which may be required to enable Tenant to construct the Facility on the Premises.

     Section 5.04.  Completion of Facility. The Facility shall be deemed fully
     ------------   ----------------------
completed upon Landlord's receipt of evidence, in the form of certificates of opinion of licensed architects or engineers employed by Tenant or by Landlord, or in such other form as Landlord reasonably may require, that:

          (a) the Facility shall have been completed in all respects in a good and workmanlike manner and of first-class quality in accordance with the Plans;

          (b) The Facility and each of its components, including, all machinery, equipment, apparatus and lines, are operating in accordance with the Plans, are available for use by Tenant and are capable of delivery of steam to the Landlord to the interconnection points, in the Volumes and meeting the specifications required by the Steam Contract;

          (c) all building codes and other regulations and all requirements of public authorities described in Article 12 have been complied with;

          (d) all permits and permanent unconditional certificates of occupancy which are required have been obtained;

          (e) all approvals which are required for the operation of the Facility and Tenant's performance of the Steam Contract have been obtained;

          (f) the contract with the Contractor for the operation of the Facility, as provided in Section 1.02 of the Steam Contact, shall be in full force and effect and the Contractor shall have commenced the performance of its duties as operator of the Facility;

          (g) all parking areas are ready for use; and

          (h) all exterior areas, including easements and rights of way, are adequately graded, landscaped, tidied up, and ready for use, and all other areas are clean and all surplus building material and rubbish removed from the Premises.

          Section 5.05.  Assignments to Landlord. All contracts entered into by
          ------------   -----------------------
Tenant for the construction, installation and operation of the Facility shall be assignable, at Landlord's option, to Landlord or its designee, upon Tenant's failure to perform any of its obligations under this Article, subject, however, to the requirements of all Consents and Agreements and any assignments which may be required by the holder of a Permitted Mortgage as defined in Article 23.

     Section 5.06.  Fuel Transmission Line Easement. Landlord shall, without
     ------------   -------------------------------
expense to Tenant, provide an easement for a transmission line for natural gas and/or propane over the land owned by Landlord between Jamesville Avenue and East Colvin Street and proceeding northerly from East Colvin Street along the easterly boundary of Comstock Avenue to the northerly boundary of 1601 East Colvin Street and along the easterly boundary of the 200 block of Fineview Place within the City of Syracuse, New York, provided, however, that such easement shall be restricted to the transmission only of fuel for the operation of the Facility and the Existing Plant. The location of the easement shall be mutually determined by Landlord and Tenant. The easement shall terminate upon the expiration or sooner termination of this Lease and shall be in such form and upon such other terms and conditions as shall be acceptable to Landlord acting reasonably.

                                    ARTICLE 6
                                      RENT

     Section 6.01.  Rent. Tenant shall pay Landlord an annual rent of One Dollar
     ------------   ----
($1.00) for the Premises, at the office of the Landlord, in advance on the Term Commencement Date and on each anniversary of the Term Commencement Date.

     Section 6.02. The term "rent" shall include the annual rent, the additional
     ------------
rent and any other sums, costs, expenses or amounts from time to time payable by Tenant to Landlord under this Lease, whether by way of indemnity or otherwise, and all of the foregoing, whether or not expressed to be rent, shall be deemed to be rent, and Landlord shall have all remedies for the collection of them, when in arrears, as are available to Landlord for the collection of any other rent in arrears.

                                   ARTICLE 7
                             OPERATION OF FACILITY

     Section 7.01.  Operation by Tenant. Tenant, at all times, shall operate, or
     ------------   -------------------
cause the operation of, the Facility in compliance with, and in a manner which will enable it to fully perform its obligations to Landlord under the Steam Contract.

     Section 7.02.  Operating Agreements.
     ------------   --------------------

          (a) Tenant shall not enter into or terminate or assign (except for assignments as security to the holders of a Permitted Mortgage as defined in
Article 23) any operating agreement or other agreement for the operation or use of the whole or any substantial part of the Facility ("the agreements") without the prior written approval of Landlord, which shall not be unreasonably withheld, provided, however, that Tenant may, without such consent, assign such agreement to any corporation, partnership or other entity controlling, controlled by, or under common control with the Tenant. Any agreement entered into or assignment made by Tenant in violation of this paragraph shall be null and void.

          (b) Tenant shall cause the agreements to be assignable, at Landlord's option, to Landlord or its designee, upon the termination of this Lease.

                                   ARTICLE 8
                             OWNERSHIP OF FACILITY

     Section 8.01.  Ownership of Improvements. During the term of the Lease, the
     ------------   -------------------------
Facility shall be owned by Tenant. Upon the expiration or earlier termination of this Lease in accordance with its terms, the Facility, together with all personal property used in the operation of the Facility (except the property excluded from surrender by Tenant to Owner pursuant to Section 17.01), and any improvements to the Premises shall become the property of Landlord without any further consideration by Landlord or any further act or deed required of either the Landlord or the Tenant, provided, however, that the Tenant shall execute and deliver to the Landlord such documents as the Landlord reasonably shall request to evidence Landlord's ownership.

                                   ARTICLE 9
                      REPAIRS, MAINTENANCE AND ALTERATIONS

     Section 9.01.  Repairs and Maintenance.
     ------------   -----------------------

          (a) Tenant, at its sole cost and expense, shall manage, maintain and promptly repair the Premises and the Facility including, without limitation, all machinery, equipment, fixtures, apparatus, lines, pipes, sidewalks, passageways, roadways, curbs, parking areas and landscaping, and all personal property used in the operation of the Facility, and shall keep them in good order and condition, and neat and clean. "Repair" shall include replacement, restoration and renewal when necessary. Tenant's obligations under this Article apply to all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen. All repairs made by Tenant shall be at least equal in quality and class to the original Work. Tenant shall do all necessary shoring of foundations and walls of any structures on the Premises and every other act or thing for the safety and preservation of them and any other part of the Facility which may be necessary by reason of any excavation or other building operation upon any adjoining property or street, alleyway or passageway. Tenant shall manage and maintain the Premises and the Facility as would a prudent owner and shall not commit, or permit to be committed, any waste or any nuisance on them, or permit any part of the Premises or the Facility to be used for any dangerous, noxious or offensive purpose, and shall not permit any damaged improvement to remain on the Premises for an unreasonable period of time.

          (b) Tenant shall keep and maintain the Premises and the Facility and all adjoining sidewalks, curbs, alleyways and passageways in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

     Section 9.02.  Alterations, Improvements and Additions. Upon completion of
     ------------   ---------------------------------------
the construction and installation of the Facility, Tenant shall not make any alterations, improvements, or additions to the Premises or the Facility (collectively "alterations") of a cost in excess of $250,000 with respect to any single alteration without the prior written consent of Landlord, which shall not unreasonably be withheld. Tenant's request to Landlord for permission to make alterations shall be accompanied by detailed plans and specifications, estimated costs and the identity of the contractors which shall perform the work. Any alterations permitted by Landlord shall be at least equal in quality and class to the original Work and shall be made in accordance with all of the provisions applicable to the original Work and all of the provisions of this Lease. No part of the Facility shall be removed without the prior written consent of the Landlord, except as required for the restoration, repair or maintenance of the Facility or required to comply with requirements of public authorities. Tenant shall not increase the electric generating capacity of the Cogeneration Plant above 80 megawatts, net of electric consumption within the Leased Premises, without the prior written consent of Landlord.

                                   ARTICLE 10
                           TAXES AND UTILITY EXPENSES

     Section 10.01.  Taxes. Tenant shall, as additional rent, pay and discharge
     -------------   -----
punctually and before any fine, penalty, interest or cost may be added to them, all taxes, assessments, water and sewer rents, rates and charges, vault license fees or rentals, levies, license and permit fees and all other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, which shall be charged, levied, laid, assessed, imposed upon, become due and payable out of or in respect of, or become liens upon the whole or any part of, the Premises or the Facility, together with all interest and penalties, under all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the federal, state, county, and city governments and of all other governmental authorities whatsoever (the "Taxes").

     Section 10.02.  Conversion of Assessments. To the extent permitted by law,
     -------------   -------------------------
Tenant or its designees shall have the right to apply for the conversion of any assessment for local improvements assessed during the term of this Lease to permit them to be payable in annual installments, and upon such conversion, Tenant shall pay and discharge punctually the installments as they become due and payable, provided the assessment shall be fully paid by Tenant before the termination of this Lease. Landlord shall permit the application for the conversion to be filed in its name, if necessary, and shall execute all documents reasonably required by Tenant for the conversion, provided Tenant shall pay all of Landlord's costs, including a reasonable attorney's fee.

     Section 10.03.  Time for Payments. Tenant shall be deemed to have complied
     -------------   -----------------
with the covenants of this Article if the Taxes are paid within the period allowed by law or by the governmental authority imposing them. Tenant shall produce and exhibit to Landlord satisfactory evidence of payment within 5 days of Landlord's request.

     Section 10.04.  Tenant's Right to Contest Taxes. Tenant shall have the
     -------------   -------------------------------
right to contest or review, in good faith, all Taxes by appropriate legal proceedings, or in such other manner as may be appropriate, provided it shall promptly pay all Taxes when due. Tenant shall conduct the proceedings diligently, at its own cost and expense and free of any expense to Landlord. Landlord shall execute all documents reasonably necessary for the proceedings.

     Section 10.05.  Tenant's Right to Refund of Taxes. Any refunds or rebates
     -------------   ---------------------------------
of the Taxes paid by Tenant shall belong to Tenant. Any refunds received by Landlord shall be deemed trust funds and shall be received by Landlord in trust for Tenant and paid to Tenant. Landlord shall, upon the request of Tenant, sign any receipts reasonably required to obtain payment of any refund or rebate of Taxes.

     Section 10.06.  Utilities.  Tenant shall pay and discharge punctually all
     -------------   ---------
sewer rents and charges for water, gas, electricity, light and power, and any and all other services and utilities furnished to the Premises or the Facility.

                                   ARTICLE 11
                                    NET LEASE

     Section 11.01.  Net Lease. Except as otherwise provided in Section 11.03,
     -------------   ---------
the rent payable by Tenant under this Lease shall be absolutely net to Landlord, with the intent and effect that all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and the Facility, which may arise or become due during the term of this Lease ("the expenses") shall be paid by the Tenant and Tenant shall indemnify and save Landlord harmless from and against the expenses.

     Section 11.02.  Rent Not to Abate. Tenant's obligation to pay rent under
     -------------   -----------------
this Lease shall not be affected by, nor shall the rent abate or be diminished or reduced on account of any want of repair, destruction or damage to the Premises or the Facility, regardless of the cause or extent of them, or for any inconvenience, discomfort, interruption of business or otherwise arising from the making of alterations, changes, additions, improvements or repairs to the Premises or the Facility, or because of any present or future governmental laws, ordinances, requirements, orders, directives, rules or regulations, or for any other cause or reason. Tenant waives the provisions of any statute or rule of law now or hereafter in effect contrary to this Section.

     Section 11.03.  Compliance With Environmental Laws.
     -------------   ----------------------------------

          (a) Prior to the execution of this Agreement, Tenant shall cause to be conducted at its expense, by an engineering firm acceptable to an institutional lender providing financing for the Facility, an environmental audit of the Premises, the scope and description of which shall have been approved by Landlord, for purposes of determining the existence thereon of any circumstance or condition which does not comply with all federal, state and local laws, codes and rules and regulations promulgated pursuant to statutory authority (collectively, "Environmental Laws") governing the production, generation, release, discharge, emission, disposal, transportation, containment, storage or remediation involving any substance which is hazardous or acutely hazardous to the public health or safety or which could be the basis for or support a claim under any Environmental Laws (any such substance, a "Hazardous Substance").

          (b) If any liability shall be imposed upon the Tenant, at any time before or after the Term Commencement Date or the expiration or earlier termination of this Lease, under or by reason of any Environmental Laws, (i) due to the existence at or prior to the commencement of construction of the Cogeneration Plant of Hazardous Substances on or about the Premises, the existence of which is determined prior to or as a result of the environmental audit described in paragraph (a) (except any liability imposed upon Tenant because of any conditions caused by Tenant, its employees, agents, contractors and assigns [collectively "the Tenants"] prior to the commencement of construction of the Cogeneration Plant or because of any aggravation by Tenants after the Term Commencement Date of any conditions disclosed by the environmental audit described in paragraph (a)), or (ii) as a result solely of the acts or activities of the Landlord subsequent to such audit, the Landlord shall, at its expense, comply with all requirements of Environmental Laws relating to such Hazardous Substances (including requirements relating to the removal or containment thereof) and shall save, defend, indemnify and hold the Tenants harmless from and against any such liability, including without limitation, damages, fines, penalties, reasonable legal fees and all other reasonable costs to the Tenants in connection therewith.

          (c) The indemnification provided by Landlord to Tenants under this
Section 11.03 shall be the sole and exclusive remedy of Tenants against Landlord with respect to the presence of Hazardous Substances at the Premises and shall be in lieu of any indemnification that might otherwise have been available to Tenants pursuant to
Article 19 of this Agreement.

                                   ARTICLE 12
                        REQUIREMENTS OF PUBLIC AUTHORITY

     Section 12.01.  Compliance by Tenant.
     -------------   --------------------

          (a) Except as otherwise expressly provided in Section 11.03, Tenant, at its sole cost and expense, shall promptly comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of all federal, state, county, town and city governments and of all other governmental authorities, departments, boards and officers, and all orders, rules and regulations of the National and New York Boards of Fire Underwriters or any other body or bodies which may exercise similar functions, foreseen and unforeseen, ordinary and extraordinary, applicable to the Premises or the Facility or any part of them or to their use, whether in force at the commencement of the term of this Lease or passed, enacted or directed in the future, and whether or not compliance shall require structural changes (collectively in this Article "the requirements"). Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including reasonable counsel fees (collectively "the costs"), that may in any manner arise from or be imposed because of the failure of Tenant to comply with this Article and shall indemnify, hold harmless and defend Landlord of and from the costs.

          (b) Tenant shall comply with the requirements of all policies of public liability, fire and all other policies of insurance in force with respect to the Premises and the Facility. Tenant shall take immediate steps to remedy or prevent any violation or attempted violation of the provisions of this Section by any subtenant or other user of the Premises or the Facility.

     Section 12.02.  Challenge to Validity. Tenant shall have the right, after
     -------------   ---------------------
prior written notice to the Landlord, to contest by appropriate legal proceedings ("the proceedings") diligently conducted in good faith, in the name of the Tenant, Landlord, or both, if necessary, without cost or expense to Landlord, the validity or application of the requirements. If compliance with the requirements may be delayed during the proceedings without the incurrence of any lien, charge or liability of any kind against the Premises or the Facility which cannot be bonded and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure to comply with them, Tenant may delay compliance with them until the final determination of the proceedings. Landlord shall execute all documents reasonably necessary for the proceedings.

                                   ARTICLE 13
                             COVENANT AGAINST LIENS

     Section 13.01.  Tenant's Obligations to Discharge. Tenant shall not create
     -------------   ---------------------------------
or permit to be created and shall promptly discharge, any mechanic's, laborer's, or materialman's lien, or any other charge which might be or become a lien, encumbrance or charge upon the Premises, the Facility, or any part of either ("the lien") except for any lien that is being contested in good faith by appropriate proceedings and is appropriately bonded or results from any act or omission for which Landlord is responsible pursuant to Section 11.03.

     Section 13.02.  Right to Discharge. If any lien included in Section 13.01
     -------------   ------------------
shall be filed against the Premises, the Facility, or any part of either, Tenant, at its own cost and expense, within 30 days after the filing of the lien, shall discharge it of record or post a bond reasonably satisfactory to Landlord to assure its discharge. If Tenant fails to discharge or bond the lien within 30 days after its filing, Landlord, in addition to any other right or remedy it may have, and without waiving its right to declare a default, may discharge the lien of record or post a bond to assure its discharge. Any amounts paid by Landlord in the discharge or bonding of the lien, including, but not limited to, penalties, interest, costs, allowances and reasonable attorney's fees, together with interest at the rate of 18% per annum, shall constitute additional rent under this Lease and shall be paid by Tenant to Landlord on demand. Any amounts paid by Tenant in the discharge or bonding of a lien which results from any act or omission for which Landlord is responsible pursuant to Section 11.03, including, but not limited to, penalties, interest, costs, allowances and reasonable attorney's fees, together with interest at the rate of 18% per annum shall be paid by Landlord to Tenant on demand.

     Section 13.03.  No Implied Consent of Landlord. Nothing in this Lease shall
     -------------   ------------------------------
be construed as the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any improvement, alteration or repair of the Premises, the Facility, or any part of either.

                                   ARTICLE 14
                         ENTRY ON PREMISES BY LANDLORD

     Section 14.01  Tenant shall permit Landlord and its authorized
     -------------
representatives to enter the Premises and the Facility upon reasonable notice at all reasonable business times for the purposes of (a) inspecting them, or (b) making any necessary repairs or performing any other work that may be necessary because of Tenant's failure to make repairs or perform other work after written notice from Landlord, or at any time without notice in case of emergency. Landlord's right of entry shall not imply any duty on its part to perform any repairs or other work and Landlord's performance of any repairs or work shall not constitute a waiver of any default of Tenant. Any such inspection shall be conducted at Landlord's sole risk and expense. In conducting any such inspection, Landlord shall comply with Tenant's reasonable rules and Policies for security and safety.

     Section 14.02.  During the progress of any work on the Premises or in the
     -------------
Facility by Landlord pursuant to Section 14.01, Landlord may store all necessary materials, tools, supplies and equipment on the Premises and at the Facility. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage incurred by Tenant or any subtenant because of the performance of those repairs or work, or the storing of materials, tools, supplies and equipment on the Premises or at the Facility during the progress of such work.

     Section 14.03.  Landlord shall have the right to enter and take immediate
     -------------
possession of the Premises and the Facility for the purpose of assuming operating control of the Facility pursuant and subject to Section 3.03 of the Steam Contract and all Consents and Agreements. The Landlord's right of possession and control of the Premises and the Facility for this purpose shall be for the period, and its liability while in possession and control shall be limited, as provided in Section 3.0.3 of the Steam Contract and all Consents and Agreements.

     Section 14.04.  Landlord shall have the right to enter the Premises and the
     -------------
Facility upon reasonable notice at all reasonable times during usual business hours within two years prior to the expiration of the term of this Lease for the purpose of showing them to prospective purchasers, tenants or operators. Any such entry shall be at Landlord's sole risk and expense and shall be conducted in compliance with Tenant's reasonable rules and policies for security and safety.

                                   ARTICLE 15
                           ASSIGNMENT AND SUBLETTING

     Section 15.01.
     -------------

          (a) Tenant, without the prior written consent of Landlord, which shall not unreasonably be withheld, shall not assign this Lease or sublet the whole or any part of the Premises or the Facility, provided, however, that Tenant may assign this Lease without the prior written consent of Landlord (i) to any corporation, partnership or other entity controlling, controlled by, or under common control with the Tenant or (ii) to the holders of a Permitted Mortgage, defined in Article 23, for collateral security purposes only. For purposes of this paragraph (a), an assignment shall include any transfer of this Lease, whether voluntary or involuntary by operation of law, including any merger or consolidation of the Tenant and any transfer, sale, assignment, pledge, or other encumbrance, whether voluntary or involuntary or by operation of law, of more than forty-nine percent (49%) of the stock of Tenant, except transfers upon death or inter vivos among the shareholders of Tenant or to their immediate families. Any attempted assignment or subletting in violation of this Section shall be null and void.

          (b) Any assignment or subletting permitted by Landlord shall be upon the following conditions (unless waived by Landlord) and upon such other conditions as Landlord at the time of permission reasonably may require:

              (i) Tenant shall not be in default under this Lease;

              (ii) The assignee, in a document satisfactory to Landlord and in recordable form, shall agree to faithfully perform and be bound by all of the terms, conditions, covenants, provisions and agreements of this Lease;

              (iii) Any sublease shall provide that it is subject to the terms and conditions of this Lease and may, at Landlord's option, require the sublessee to attorn to Landlord;

              (iv) Neither the assignment nor any sublease, nor Landlord's consent to either, shall release or discharge Tenant from any liability, past or future, under the Lease.

              (v) Tenant shall remain fully liable under this Lease without notice from Landlord of any default under this Lease; and

              (vi) Landlord's consent to any assignment or sublease shall not constitute or be deemed its consent, nor constitute a waiver of the requirement of its consent, to any subsequent assignment or sublease.

          (c) Except as otherwise expressly permitted by this Lease, Tenant shall not delegate any of its obligations nor assign any of its rights under this Lease separate from any permitted assignment.

                                   ARTICLE 16
                                  HOLDING OVER

     Section 16.01.  If Tenant shall remain in occupation of the Premises or the
     -------------
Facility after the expiration or earlier termination of this Lease, Tenant shall be deemed to be a tenant from month to month under the terms and conditions of this Lease, except that in lieu of the annual rent, Tenant shall pay a monthly rent equal to $150,000. The monthly rent shall be paid in advance on the first day of each month.

                                   ARTICLE 17

                                   SURRENDER

     Section 17.01.  Surrender of Possession. Upon the expiration or earlier
     -------------   -----------------------
termination of the term of this Lease, Tenant shall quit and peacefully surrender and deliver to Landlord the possession and use of the Premises and the Facility, without delay, in good order, condition and repair, except for reasonable wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant, and free and clear of all liens, encumbrances and charges, without any payment or allowance by Landlord on account of any improvements on the Premises, and all rights of Tenant under this Lease and in the Facility, shall terminate. Notwithstanding the expiration or termination of this Lease, Tenant shall remain liable to Landlord for any loss or damage suffered by Landlord because of any default of Tenant. Upon surrender, Tenant shall assign to Landlord all operating agreements and other agreements and rights, including any easements or rights-of-way, relating to the operation or use of the Premises or the Facility, or Tenant's interest in them, as Landlord may request, including the full and unencumbered use of any land owned, leased or licensed by Tenant for the purpose of providing additional parking, traffic, or other service facilities for use in connection with the Premises or the Facility but excluding any properties, agreements, easements or rights of way for the use or operation of, and rights of ownership or use with respect to, pipelines, conduits, loading and storage facilities or other properties, goods or equipment not regularly situated on the Premises or on the easement referred to in Section 5.06 or on other easements located north of the southerly commencement point of such easement. Notwithstanding the foregoing, the rights to be so assigned shall include, but shall not be limited to, the right to obtain transportation of natural gas to the Premises through any natural gas pipeline constructed by or for Tenant for purposes of providing transportation of natural gas from either an interstate or intrastate transporter of natural gas or a local distribution company to the Facility (a "Project Pipeline") to the extent of the maximum daily quantities of natural gas which (i) are then required for operation of the Facility and (ii) were, at any time within 24 months preceding the last operation of the Facility prior to the expiration or earlier termination of this Lease, transported through a Project Pipeline. The right described in the preceding sentence shall continue (x) for any remainder of the term of this Lease as originally fixed by Section 3.01 (the "Term"), on the terms and at the rates that would have been applicable to tenant if this Lease had not been terminated, and (y) thereafter on such terms and at such rates as may be approved by the New York State Public Service Commission or such other regulatory body as may then have jurisdiction, or if rates for such transportation are not then subject to regulatory approval, at rates determined in accordance with the methodology then most recently utilized by a regulatory body having jurisdiction over the local transportation of natural gas in New York State. Tenant shall not dispose of the rights to any Project Pipeline except upon the conditions that (A) the acquiror of such rights shall be bound to afford transportation of natural gas to the Facility to the extent described in the preceding sentence, (1) for the remainder of the Term, on the terms and at the rates described in clause (x) of such sentence, and (2) for five years after the expiration of the Term, on the terms and at the rates described in clause (y) of such sentence, and (B) if the acquiror elects to abandon or decommission the Project Pipeline at any time within five years after the expiration of the Term, it shall make such pipeline available for purchase by Landlord at the then depreciated book value of such pipeline.

     Section 17.02. Any personal property of Tenant remaining upon the Premises
     -------------
or the Facility more than 60 days after the expiration or earlier termination of this Lease, may, at the option of Landlord, be deemed to have been abandoned by Tenant and may be retained by Landlord as its property, or disposed of, without accountability, by Landlord in such manner as it deems appropriate. In addition, Landlord, at its option, within thirty days after the expiration or earlier termination of this Agreement, and upon ten days written notice to Tenant, may require Tenant, at Tenant's sole cost and expense, to remove from the Premises any personal property of Tenant within thirty days of the giving of notice by Landlord.

     Section 17.03. The provisions of this Article shall survive the expiration
     -------------
or earlier termination of this Lease.

                                   ARTICLE 18

                                      SIGNS

     Section 18.01. Tenant shall not install or replace, nor permit the
     -------------
installation or replacement by others, of any signs or advertising matter in, upon or over the Premises or the Facility without the prior written consent of Landlord. Tenant shall comply with all applicable requirements of governmental authorities having jurisdiction and shall obtain all necessary approvals prior to the installation or replacement of any sign or other advertising matter permitted by Landlord.

                                   ARTICLE 19

                                    INDEMNITY

     Section 19.01.  Tenant's Indemnification of Landlord. Tenant shall
     -------------
indemnify and hold the Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable fees of architects, engineers, attorneys and other professionals and experts (collectively "claims"), which may be imposed upon, incurred by or asserted against Landlord because of any of the following, unless the claims arise as a consequence of the action or failure to act by the Landlord (pursuant to Section 11.03 or otherwise):

              (i) Any work or thing done in, on or about the Premises or the Facility;

              (ii) Any use, non--use, possession, occupation, condition, operation, maintenance or management of the Premises, the Facility or any part of either, or any adjacent alley, sidewalk, curb, passageway or space;

              (iii) Any act or omission of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees, or invitees; or

              (iv) Any accident, injury or death to any person or damage to any property occurring in, on or about the Premises or the Facility, or any adjacent alley, sidewalk, curb, passageway or space.

          If any action or proceeding is brought against Landlord because of any one or more of the claims, Tenant, at its sole cost and expense, upon written notice from Landlord, shall defend that action or proceeding by counsel approved by Landlord in writing.

     Section 19.02.  Landlord's Indemnification of Tenant. The Landlord shall
     -------------   ------------------------------------
indemnify and hold the Tenant (including for this purpose any corporation, partnership or other entity controlling, controlled by or under common control with, the Tenant) harmless from and against any and all claims which may be imposed upon, incurred by or asserted against the Tenant because of any of the following, unless the claims are covered by Section 11.03 or arise as a consequence of the action or failure to act by the Tenant:

              (i) any work or thing done in, on or about the premises of the Landlord (excluding the Premises and the Facility, except to the extent covered by clause (v) below);

              (ii) any use, non--use, possession, occupation, condition, operation, maintenance or management of the premises of the Landlord (excluding the Premises and the Facility, except to the extent covered by clause (v) below);

              (iii) any act or omission of the Landlord or any of its agents, contractors, servants, employees, licensees, or invitees;

              (iv) any accident, injury or death to any person or damage to property occurring in, on or about the premises of the Landlord (excluding the Premises and the Facility, except to the extent covered by clause (v) below); or

              (v) Any use of the Premises or the Facility by the Landlord after the Term Commencement Date.

          If any action or proceeding is brought against Tenant because of any one or more of the claims, Landlord, at its sole cost and expense, upon written notice from Tenant, shall defend that action or proceeding by counsel approved by Tenant in writing.

     Section 19.03.  Limitation of Landlord's Indemnity. The indemnification of
     -------------   ----------------------------------
Tenant by Landlord and of Landlord by Tenant pursuant to this Article shall in all events be limited by the applicable provisions of Section 11.03.

     Section 19.04.  The provisions of this Article shall survive the expiration
     -------------
or earlier termination of this Lease.

                                   ARTICLE 20

                                    INSURANCE

     Section 20.01.  Casualty Insurance. Tenant, at its sole cost and expense,
     -------------   ------------------
shall keep the Facility insured against loss or damage by fire or other casualty, with such extended coverage as shall from time to time be customary for premises similarly situated in the Syracuse, New York, area, with a replacement cost endorsement, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer within the terms of the policy and in no event less than one hundred percent (100%) of the replacement value of the Facility, exclusive of the cost of foundations, excavations, and footings below the lowest basement floor, without any deduction for depreciation. At the request of Landlord, and at the sole cost and expense of Tenant, the replacement value shall be determined from time to time, but not more frequently than once every two years, by an appraiser acceptable to Landlord.

     Section 20.02.  Other Insurance. Tenant, at its sole cost and expense,
     -------------   ---------------
shall maintain:

          (a) general public liability insurance against all claims for bodily injury, death or property damage, occurring upon, in or about the Premises or the Facility, and on or about any adjoining sidewalks and passageways, in the amount of at least $5,000,000 for injury or death to any one person and $25,000,000 for injury or death to more than one person in any one accident or occurrence and $10,000,000 for damage to property or in such greater limits as may be reasonably required by Landlord;

          (b) boiler and pressure vessel insurance, including pressure pipes, upon all steam boiler and other pressure vessels and pipes in the Facility in an amount not less than the greater of $10,000,000 or the full replacement value of the boilers, pressure vessels and pipes;

          (c) business interruption insurance in an amount that can be obtained by the payment of an annual premium of $10,000 during the Base Year and by the payment of an annual premium of $10,000 plus an additional $1,000 in each succeeding year. The maximum annual premium shall not exceed $50,000.

          (d) Worker's compensation insurance, disability benefits insurance and all other insurance Tenant is required by law to provide covering loss resulting from injury, sickness, disability or death of all persons employed by Tenant or by Tenant's contractors, subcontractors, or agents;

          (e) Contractual Coverage Insurance providing protection for Tenant and Tenant's contractors, subcontractors and agents against damage claims that may arise from operations under this Lease, with limits in the amounts required in paragraph (a) of this Section; and

          (f) such other insurance and in such amounts as may from time to time be reasonably required by Landlord against other insurable hazards.

     Section 20.03.  Evidence Of Insurance and Possession of policy.
     -------------   ----------------------------------------------

          (a) All insurance required by this Article shall be obtained by valid and enforceable policies, issued by insurers of recognized responsibility and licensed to do business in the State of New York. Upon the financial closing (as defined in Section 1.06 of the Steam Contract) or at least five days prior to the commencement of construction of the Facility, whichever occurs first, Tenant shall deliver to Landlord certified copies of the policies of insurance to be furnished by Tenant. Thereafter, Tenant shall furnish to Landlord, not less than thirty (30) days prior to the expiration dates of such policies, certified copies of the renewal policies. Tenant shall also deliver to Landlord evidence satisfactory to Landlord of the payment in full of the premiums on such policies
(i) on the date required for delivery of the initial policies, for the period covered by the initial policies and (ii) prior to the expiration dates of such policies and any renewal policies, for the period covered by the renewal policies.

          (b) Blanket Insurance. Tenant may obtain the insurance required by this Article under a blanket insurance policy or policies ("the blanket policies") covering the Premises, the Facility and other properties, provided:

              (i) the blanket policies shall specify, or Tenant shall furnish Landlord with a written statement from the insurers under the blanket policies specifying, the amounts of the total insurance specifically allocated to the Premises and the Facility, which shall not be less than the amounts required by this Article;

              (ii) the amounts specified shall be sufficient to prevent any one of the assureds from becoming a co-insurer within the terms of the applicable policy; and

              (iii) the blanket policies shall in all respects comply with the endorsements and coverage required by this Article.

     Section 20.04.  Limitations Upon Concurrent Insurance. Except the insurance
     -------------   -------------------------------------
required by Section 20.02(a), neither Landlord nor Tenant shall obtain separate insurance concurrent in form, or contributing in the event of loss, with the insurance required by this Article, unless Landlord and Tenant are named insureds, with loss payable as required by this Lease, provided, however, that Landlord may obtain business interruption/extra expense insurance without including Tenant as a named insured. Each party shall immediately notify the other of any such separate insurance and Tenant shall deliver the policies to Landlord as required by Section 20.03.

     Section 20.05.  Disbursement of Proceeds.
     -------------   ------------------------
          (a) All policies of insurance required by this Article ("the policies") shall name Landlord and Tenant as insureds as their interests may appear (except for the insurance required in Section 20.02(d) under which landlord need not be named as an insured) and, except for the insurance required by Section 20.02(a), shall also name the holder of any Permitted Mortgage, upon request of the holder, as insureds as their interests may appear, by a standard mortgagee clause. During the construction and after the completion of the Facility pursuant to Article 5, the loss, if any, under the policies shall be adjusted by Tenant. If the proceeds do not exceed

$500,000, they shall be paid to Tenant for repair of the damage. If the proceeds exceed $500,000, they shall be paid and disbursed in accordance with Article 24.

          (b) The policies shall provide that any loss shall be adjusted and the proceeds paid as provided in this Lease.

     Section 20.06.  Notice of Cancellation. The policies and certificates
     -------------   ----------------------
evidencing the policies shall provide for thirty (30) days prior written notice to Landlord of any cancellation, reduction in amount or change in coverage.

     Section 20.07.  Apportionment of Premiums Upon Expiration of Term. Upon the
     -------------   -------------------------------------------------
expiration of the term of this Lease, all transferable policies shall be transferred by Tenant to Landlord and the premiums on them shall be apportioned between landlord and Tenant if Tenant is not in default under this Lease.

     Section 20.08.  Responsibility of Tenant During Construction. Prior to
     -------------   --------------------------------------------
commencement of the construction required under Article 5, Tenant at its own expense shall obtain, furnish to Landlord, and maintain through completion of construction the following policies of insurance in form reasonably acceptable to Landlord:

              (i) Worker's compensation insurance, disability benefits insurance and all other insurance Tenant is required by law to provide covering loss resulting from injury, sickness, disability or death of all persons employed by Tenant or by Tenant's contractors, subcontractors, or agents;

              (ii) Contractor's Public Liability and Property Damage Insurance and Vehicle Liability Insurance with limits of at least $5,000,000 for personal injury or death to any one person; $25,000,000 for personal injury or death in any one accident and

     $10,000,000 for property damage, which shall insure the activities of Tenant and Tenant's contractors, subcontractors and agents, including full underground coverage;

              (iii) Contractual Coverage Insurance providing protection for Tenant and Tenant's contractors, subcontractors and agents against damage claims that may arise from operations under this Lease, with limits in the amounts required in paragraph (ii) of this Section;

              (iv) An all-risk Builders' Risk Insurance, fire and extended coverage, on a 100% completed value basis on the insurable portion of the Facility; and

              (v) Any other insurance Landlord reasonably may require.

                                   ARTICLE 21

                                 EMINENT DOMAIN

     Section 21.01.  Termination of Lease. If all or substantially all of the
     -------------   --------------------
Premises and the Facility shall be taken for any public or quasi-public use under any statute, by right of eminent domain or by private purchase in lieu of a taking (the "Condemnation Proceedings"), this Lease shall automatically terminate on the date title passes or possession is taken, whichever occurs first. If less than all or substantially all of the Premises and the Facility is taken, this Lease shall continue in full force and effect as to the portions not taken. For purposes of this Article substantially all of the Premises and the Facility shall be deemed taken if the portions not taken shall not be sufficient to enable Tenant to render substantial performance of its obligations to Landlord under the Steam Contract. The provisions of this Article shall survive the termination of this Lease.

     Section 21.02.  Distribution of Condemnation Proceeds. In the event of a
     -------------   -------------------------------------
taking, Landlord and Tenant shall cooperate in the prosecution of the Condemnation Proceedings and shall request the court or board having jurisdiction of the Condemnation Proceedings to determine the value of the Premises and the Facility separately. The aggregate net award (the "net award") for the taking of the Premises and the Facility, after deducting all expenses and costs, including attorneys' fees, shall be payable to Landlord, Tenant, and the holder of any Permitted Mortgage and distributed as follows:

          (a) First, the amount determined in the Condemnation Proceedings to be the value of the Premises taken, exclusive of all improvements, shall be paid to Landlord. If this amount is not separately determined in the Condemnation Proceedings, it shall be determined by agreement between Landlord and Tenant or, if they do not agree, by a court having jurisdiction in the matter.

          (b) Second, the balance of the net award shall be paid to the holder of any Permitted Mortgage to the extent of the then unpaid amounts secured by such mortgage.

          (c) Third, from the remaining balance of the net award, the amount of the accrued Subordinated User Charges and Deferred User Charges, with accrued interest, under the Operating Agreement shall be paid to Landlord.

          (d) The then remaining balance of the net award, if any, shall be divided between Landlord and Tenant, in proportion to the relative present values, at the time of the taking, of the Landlord's and the Tenant's interest in the Facility, as determined by agreement between them or, if they do not agree, by a court having jurisdiction in the matter.

     Section 21.03.  Partial Taking. If less than substantially all of the
     -------------   --------------
Premises and the Facility is taken (the "partial taking"), the balance of the net award, after payment to Landlord for the amount determined to be the value of the portion of the Premises taken, shall be paid to Tenant who promptly shall, at its own cost and expense, restore the Facility to a complete architectural unit and, to the extent reasonably practicable, as nearly like its condition prior to the taking. To the extent that the balance of the net award exceeds the cost of restoration, it shall be paid as provided in paragraphs (b),
(c) and (d) of Section 21.02.

                                   ARTICLE 22

             RIGHT OF EACH PARTY TO PERFORM COVENANTS OF THE OTHER

     Section 22.01.  If either party shall fail to perform any of its
     -------------
obligations under this Lease, the other party (the "curing party") may, at its option, after ten (10) days' notice to the defaulting party, or without notice in case of an emergency, perform any of such obligations.

     Section 22.02.  Any moneys paid and all costs and expenses incurred by the
     -------------
curing party, including reasonable attorneys' fees, in the performance of the defaulting party's obligations under this Lease, together with interest at the rate of eighteen per cent (18%) per annum, shall be paid by the defaulting party to the curing party on demand.

     Section 22.03.  The curing party's exercise of its rights under this
     -------------
Article shall not constitute a waiver of any other rights or remedies the curing party may have because of the default of the other party.

                                   ARTICLE 23

                                   MORTGAGES



     Section 23.01.  Tenant's Right to Mortgage Leasehold Estate. Tenant shall
     -------------   -------------------------------------------
have the right to mortgage its leasehold estate in the Premises and its interest in the Facility, in accordance with the provisions of this Lease, and not otherwise, by one or more "Permitted Mortgages" (as defined in Section 23.02) and to renew, modify, consolidate, replace, extend and refinance (individually and collectively "refinance or refinancing") any one or more Permitted Mortgages to the extent permitted by Section 23.02. Tenant shall not assign, sell, transfer, mortgage, pledge, or encumber its leasehold estate in the Premises or in the Facility, except as expressly permitted under this Lease. Landlord agrees to execute and deliver a Consent and Agreement with respect to each Permitted Mortgage at Tenant's sole cost and expense.

     Section 23.02.  "Permitted Mortgage":
     -------------

          (a) A "Permitted Mortgage" shall mean a mortgage loan, obtained from a lending institution, at least 100% of the proceeds of which are designated for use in connection with the construction, development, improvement, expansion, alteration, maintenance, repair, replacement, or operation, or for costs of the development, of the Facility or the Existing Plant or any facilities which are appurtenant to or are a necessary and integral part of the operation of the Facility or the Existing Plant ("the related facilities"), including the establishment of appropriate reserves required by the lending institution, capitalized interest and other reasonable and necessary financing costs, or for the purchase or redemption of any economic interest (whether characterized as debt or equity) in Tenant (to the extent only of its ownership in the Facility and the related facilities), and any refinancing of such mortgage loan by a lending institution, provided at least 95% of the proceeds of any such refinancing shall be applied for the foregoing purposes. The terms of any such mortgage loan or refinancing shall require the full amortization of principal prior to the expiration of the term of this Lease.

          (b) Every Permitted Mortgage or encumbrance of all or any part of the Premises and the Facility and any security interest granted with respect to any part of the Facility shall expressly recognize (i) the rights of the Landlord under this Lease, and in particular, the right of the Landlord to acquire possession of the Premises and the possession of and title to the Facility upon the expiration or earlier termination of this Lease and (ii) the rights of the Landlord under Section 3.03 of the Steam Contract, except to the extent that such rights may be modified, restricted or limited in any Consent and Agreement. Nothing in this Lease shall authorize Tenant, or imply any consent or agreement on the part of Landlord, to subject Landlord's estate and interest in the Premises to any Permitted Mortgage, encumbrance or charge.

     Section 23.03.  "Lending Institution". The term "lending institution" shall
     -------------
mean any one or more insurance companies, bank or trust companies, colleges, universities, charitable institutions or unions, pension, profit or retirement funds or trusts, governmental agencies or funds, real estate investment trusts, or other financial or lending institutions.

     Section 23.04.   Required Provisions. Each Permitted Mortgage shall contain
     -------------    -------------------
the following provisions, among others:

          (a) The obligation of the lending institution to release insurance and condemnation proceeds to Landlord, Tenant, and the holder of any mortgage as their interest may appear, for the purposes required by this Lease, as modified by any Consent and Agreement;

          (b) Both Landlord and Tenant shall receive all notices required or desired to be given by the lending institution and, if any default is not cured by Tenant within the period of time permitted under the mortgage, the lending institution shall accept performance of the covenant in default by Landlord, if it is performed within a reasonable specified time thereafter; and

          (c) The lending institution shall give thirty (30) days' written notice to Landlord prior to the commencement of any foreclosure proceedings against the Tenant.

     Section 23.05.  Interim Financing. The terms "mortgage" and "Permitted
     -------------   -----------------
Mortgage" shall include both permanent mortgage financing and interim construction mortgage financing and all advances under them.

     Section 23.06.  Indemnity. Tenant shall make all payments of principal and
     -------------   ---------
interest under any Permitted Mortgage and shall pay all of the costs and expenses incurred in connection with them, all of which shall be paid by Tenant directly to the lending institution as and when they shall be due and payable and shall comply with all other terms and conditions of any Permitted Mortgage. Tenant shall indemnify, defend and hold harmless Landlord from any and all liabilities, loss, costs, obligations, expenses, claims, demands, suits, causes of action, or damages of any kind or character and by whomsoever claimed, arising from or in any manner connected with or related to any Permitted Mortgage, and Tenant shall pay to Landlord any and all reasonable attorneys' fees incurred by Landlord in connection with the protection of Landlord's right, title and interest in and to the Premises and Landlord's rights under the Steam Contract, to the extent that they may be affected by claims arising out of or related to any Permitted Mortgage. If Landlord shall perform any of the obligations of Tenant to the lending institution under any Permitted Mortgage, any sums expended by Landlord shall be repaid to Landlord as additional rent by Tenant upon demand, together with interest at the rate of eighteen per cent (18%) per annum.

                                   ARTICLE 24

                             DAMAGE OR DESTRUCTION

     Section 24.01.
     -------------

          (a) If the Facility or any part of it shall be damaged or destroyed by fire or otherwise, Tenant shall promptly notify Landlord, and, at its sole cost and expense, and whether or not the insurance proceeds are sufficient, restore, repair, replace, or rebuild the Facility (individually and collectively "restore" or "the restoration"). The restoration shall be at least equal in quality and class to the original Work, and shall be performed pursuant to plans and specifications approved by Landlord, which approval shall not be unreasonably withheld or delayed, and the holder of any Permitted Mortgage and in accordance with all provisions applicable to the Work and all other provisions of this Lease. The restoration shall be commenced within ninety (90) days from the date of the damage or destruction, provided, however, that Landlord shall grant such extensions of time for the adjustment of insurance and the preparation of the plans and specifications as reasonably may be required. The architect or engineer in charge of the restoration shall be selected by Tenant and approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, and the holder of any Permitted Mortgage. Tenant shall diligently complete the restoration.

          (b) The insurance proceeds payable because of damage to or destruction of the Facility ("the insurance proceeds") shall be paid to the holder of any Permitted mortgage to be applied as required by the Permitted Mortgage and the Consent and Agreement. If there is no Permitted Mortgage, the insurance proceeds shall be payable to Landlord. In the event the insurance proceeds are payable to Landlord, the insurance proceeds, net of the costs of adjustment and collection ("the net insurance proceeds"), shall be disbursed in accordance with the following subparagraphs (c), (d) and (e).

          (c) The net insurance proceeds shall be disbursed to Tenant for the restoration, in installments equal to ninety per cent (90%) of the work completed and materials furnished in the restoration, upon the written request of Tenant accompanied by the following:

              (i) evidence, by an official search of a licensed title insurance company doing business in Syracuse, New York, approved by Landlord, that no lien has been filed against the Premises or the Facility; and

              (ii) a certificate signed and verified by Tenant and the architect or engineer in charge of the restoration, stating that:

               A. the amount requested is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration, a description of the services and materials and the amounts due each person, and that no part of the amount requested has been included in any other request by Tenant;

               B. except for the amount requested, after due inquiry, no other amounts are due on the date of the certificate for labor, wages, materials, supplies or services in connection with the restoration;

               C. the cost of labor and materials required to complete the restoration will not exceed the net insurance proceeds remaining after payment of the amount requested; and

               D. the restoration is in compliance with the plans and specifications approved by Landlord and has been performed in accordance with the provisions applicable to the original Work.

          (d) Upon completion of the restoration, there shall be paid to Tenant, from, and only to the extent of, the net insurance proceeds, an amount equal to 100% of the costs of work completed and materials furnished in the restoration less the amounts previously disbursed to Tenant, provided Tenant shall have complied with all the requirements and provisions of this Article and shall have obtained an unconditional permanent certificate of occupancy, if required, from the appropriate governmental authority.

          (e) Upon receipt of evidence satisfactory to Landlord that the restoration has been completed in accordance with the provisions of this Lease and its cost paid in full and that there are no liens upon the Premises or the Facility, the net insurance proceeds remaining, if any, shall be paid to Tenant, provided Tenant is not in default under this Lease.

          (f) Subject to the rights of the holders of any Permitted Mortgage, if this Lease shall be terminated for any reason other than in accordance with this Article or Article 21, Landlord shall be entitled to all insurance proceeds, and Tenant shall have no interest in, nor any right, title, or claim to them.

          (g) No destruction or damage to the Facility or any part of it shall permit Tenant to surrender this Lease or shall relieve Tenant from its obligation to pay rent or from any of its other obligations under this Lease. Tenant waives any rights now or in the future conferred upon it by statute or otherwise to quit or surrender this Lease or to any suspension, diminution, abatement or reduction of rent on account of any destruction or damage to the Facility or the Premises.

          (h) If the Facility is damaged by fire or otherwise during the last three (3) years of the term of this Lease and the cost of restoration will exceed 50% of the then replacement value of the Facility, Tenant may elect to terminate this Lease on at least thirty (30) days' notice to Landlord, given within ninety (90) days after the damage. If Tenant elects to terminate, this Lease shall end on the date specified in the notice, provided Tenant shall restore the Premises to its condition prior to the commencement of the construction of the Cogeneration Facility ("the restoration"), which restoration shall be performed in accordance with all of the requirements of this Agreement applicable to the original Work. Subject to the rights of the holder of any Permitted Mortgage, all insurance proceeds shall first be made available for the costs of restoration by Tenant and the balance shall be the sole property of Landlord, and Tenant shall not have any right or claim to the insurance proceeds. The termination of the Lease under this Section shall not release Tenant from its obligation to pay rent or from any of its other obligations under this Lease accrued or payable for the period prior to the effective date of termination.

                                   ARTICLE 25

                                  LATE CHARGES

     Section 25.01.  Past Due Rent. If Tenant shall fail to pay the rent when
     -------------   -------------
due and payable, Tenant shall pay to Landlord, as additional rent, an amount calculated at a rate per year equal to 18% on the delinquent rent until paid in full. Nothing in this section shall limit Landlord's right and remedies under any other provision of this Lease.

                                   ARTICLE 26

                                TITLE PROVISIONS

     Section 26.01.  Quiet Enjoyment. Tenant, upon payment of the rent and the
     -------------   ---------------
performance and observance of all covenants, warranties, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the term of this Lease, without hindrance or molestation by anyone claiming by, through or under Landlord.

     Section 26.02  Landlord's Title. Landlord represents and warrants to Tenant
     -------------  ----------------
that it has fee simple title to the Premises and the power and authority to execute and deliver this Lease and to carry out and perform all covenants to be performed by it.

     Section 26.03.  Landlord's Title Documents. Upon execution of this Lease,
     -------------   --------------------------
Landlord shall deliver to Tenant such abstracts, maps, and title documents, as it may have. Tenant shall return the title documents to Landlord within 90 days. Landlord shall also provide Tenant a survey of the Premises.

     Section 26.04.  Title Objections. Within ninety (90) days after the
     -------------   ----------------
execution of this Lease, Tenant shall notify Landlord of any objections to the title of Tenant's leasehold estate, which shall not include (a) liens for current taxes not in default, (b) minor survey exceptions which do not adversely affect the value of the Premises or prevent the use of the Premises for the purposes contemplated by this Lease, (c) utility easements which do not adversely affect the value of the Premises or prevent the use of the Premises for the purposes contemplated by this lease and (d) liens and encumbrances which do not materially adversely affect the value of the Premises or prevent the use of the Premises for the purposes contemplated by this Lease. If Tenant does not notify Landlord within that 90-day period, any objection to title Tenant may have shall be deemed waived. Upon Landlord's failure to satisfy and discharge of record the title objections within forty-five (45) days after its receipt of the notice from Tenant, Tenant may, at its option, cancel this Lease by giving Landlord written notice within ten (10) days after the expiration of the forty-five (45) day period and the Lease shall terminate on the giving of notice. Upon termination, neither party shall have any further rights or liabilities under this Lease, except that Tenant shall remain liable to Landlord for any damages caused by any default by Tenant.

                                   ARTICLE 27

                                    DEFAULT

     Section 27.01.  Events of Default. Any one or more of the following events
     -------------   -----------------
shall constitute an event of default (an "event of default"):

          (a) Tenant's failure to pay any rent when due and payable and the continuation of the failure for sixty (60) days after written notice from Landlord;

          (b) Tenant's failure to observe and perform any of the terms, covenants, conditions, limitations or agreements under Articles 10, 12, 20 and 23 of this Lease on Tenant's part to be observed or performed and the continuation of the failure for a period of sixty (60) days after notice from Landlord specifying the nature of the failure. If the Event of Default is curable but is impossible to cure within sixty (60) days, so long as Tenant shall commence and diligently prosecute the curing of the default, the Tenant shall have a period of one hundred twenty (120) days from the date notice of default shall have been given by Owner within which to cure the default;

          (c) Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future federal, state or other bankruptcy or insolvency statute or law (collectively in this Article "insolvency laws"), or shall seek, consent to or acquiesce in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises or the Facility;

          (d) The commencement of any action, case or proceeding ("proceeding") against Tenant seeking (i) any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any insolvency laws, or (ii) the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or substantially all of its properties or of the Premises or the Facility, and the proceeding shall continue undismissed for a period of ninety
(90) days;

          (e) Tenant shall abandon or vacate the Premises or the Facility;

          (f) A final judgment for the payment of money in excess of $100,000 shall be rendered against Tenant and shall remain undischarged for a period of sixty (60) days during which execution shall not be effectively stayed; or

          (g) The termination of the Steam Contract for any reason other than the default of Landlord.

     Section 27.02.  Remedies on Default.
     -------------   -------------------

          (a) Upon any one or more events of default, Landlord may, at its option, at any time thereafter, give written notice to Tenant specifying the event or events of default and stating that this Lease and the term demised shall expire and terminate on the date specified in the notice, which shall be at least ten days after the giving of the notice. Upon the date specified in this notice, this Lease and the term demised and all rights of Tenant under this Lease shall expire and terminate. The expiration or termination of this Lease by Landlord shall not relieve Tenant of its liability and obligations under this lease, which shall survive.

          (b) Upon termination of this Lease pursuant to this Section, Tenant shall quit and peacefully surrender the Premises, and Facility to Landlord. Landlord, upon, or at any time after, the expiration or termination of this Lease, without additional notice and without prejudice to any other rights and remedies it shall have at law or in equity,

              (i) may re-enter the Premises and the Facility, and remove from them Tenant, its agents, employees, servants, licensees, and subtenants and other persons, firms or corporations and all or any of its or their property, either by summary dispossess proceedings or by any suitable action or proceeding at law or in equity, or by force or otherwise, without being liable to indictment, prosecution or damages for such action;

              (ii) may repossess and have, hold and enjoy the Premises and the Facility; and

              (iii) shall have the right to receive all rental and other income from the Premises and the Facility.

          (c) Upon Landlord's termination of this Lease, reentry of the Premises or dispossession of the Tenant by summary proceedings or otherwise:

              (i) The rent shall become due and payable and be paid up to the time of termination, re-entry, or dispossession;

              (ii) Landlord at any time and from time to time may relet the Premises and the Facility or any part or parts or either, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and on such conditions, including, without limitation, concessions of free rent and alterations of the Premises and the Facility, as Landlord, in its sole discretion may determine, and Landlord may collect and receive all rents and income from them;

              (iii) Landlord shall not be responsible or liable for any failure or refusal to relet the Premises and the Facility or any part of them, or for any failure to collect any rent due upon any reletting of them;

              (iv) Whether or not the premises or the Facility or any part of them shall have been relet, Tenant, until the end of what would have been the term of this Lease in the absence of expiration or termination, shall be liable to Landlord, for damages for

     Tenant's default, which shall include, without limitation, all repossession costs, brokerage commissions, legal expenses and reasonable attorneys' fees;

              (v) Landlord shall be entitled to recover damages from Tenant, by separate action, actions or proceedings, monthly or at such other time or times when the rent would have been payable under this Lease if it were still in effect.

          (d) Nothing in this Article shall limit or Prejudice the right of Landlord to prove and obtain damages in an amount equal to the maximum allowed by any statute or rule of law in effect at the time those damages are to be proved, whether or not that amount, is greater than the amount provided by this Article.

     Section 27.03.
     -------------

          (a) Upon the occurrence of an event of default by Tenant, Landlord shall also give written notice of the default, at the time written notice is given to Tenant, to the holders of not more than two Permitted Mortgages ("the Mortgagee") designated in writing by Tenant to Landlord.

          (b) Upon the occurrence of an event of default by Tenant described in paragraph (a) or (f) of Section 27.01 which shall not have been cured by Tenant within the sixty (60) day period, the Mortgagee shall have an additional period of thirty (30) days within which to cure the default.

          (c) Upon the occurrence of an event of default by Tenant described in paragraph (b) of Section 27.01 which shall not have been cured by Tenant within the sixty (60) day period, the Mortgagee shall have an additional period of thirty (30.) days within which to cure the default. If the event of default described in paragraph (b) of Section 27.01 is curable but is impossible to cure within sixty (60) days, so long as the Tenant or the Mortgagee shall commence and diligently prosecute the curing of the default, the Mortgagee shall have a period of one hundred twenty (120) days from the date notice of default shall have been given by Landlord within which to cure the default.

     Section 27.04.  Tenant expressly waives, to the extent permitted by law:
     -------------

          (a) the service of any notice of intention to re-enter provided by any statute;

          (b) for and on behalf of itself and all persons claiming through or under it, including any leasehold mortgagee or other creditor, any and all right of redemption or re--entry or re-possession in the event of:

              (i) dispossession of Tenant by a judgment or by warrant of any court or judge;

              (ii) re-entry or re-possession by Landlord; or

              (iii)  any expiration or termination of this lease.
The terms "enter", "re-enter", "entry", or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

     Section 27.05.  Upon any breach or threatened breach by Tenant of any of
     -------------
the agreements, terms, covenants or conditions contained in this Lease, Landlord may enjoin the breach or threatened breach and may invoke any right and remedy allowed at law, in equity, by statute, or otherwise as though re-entry, summary proceedings, and the other remedies were not available under this Lease.

     Section 27.06.  Each right and remedy under this Lease shall be cumulative
     -------------
and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by Landlord of any one or more of those rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies Landlord may have.

     Section 27.07.  This Article shall survive any termination, expiration or
     -------------
cancellation of this Lease by the parties or as a result of any statute, law, order or warrant.

     Section 27.08.  Landlord may, at its option, from time to time, commence
     -------------
actions to recover any installment or installments of rents or damages, and nothing in this Lease shall be deemed to require Landlord to await the date this Lease would have expired had there been no default by Tenant or no termination by Landlord.

                                   ARTICLE 28

                                    WAIVERS

     Section 28.01.  Waivers. No failure by Landlord to insist upon the strict
     -------------   -------
performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy upon a breach of any of them, and no acceptance of full or partial rent during the continuance of any breach, shall constitute a waiver of the breach or of the agreement, term, covenant or condition. No agreement, term, covenant or condition to be performed or complied with by Tenant, and no breach of any of them, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, and each and every agreement, term, covenant and condition of this Lease shall continue in full force and effect with respect to any other existing or subsequent breach.

                                   ARTICLE 29

                        APPROVALS AND REPRESENTATIONS

     Section 29.01.  Approvals. Except as otherwise provided in Section 1.03 of
     -------------   ---------
the Steam Contract, Tenant, at its sole expense, shall take all actions necessary to obtain, and shall make and diligently prosecute applications ("the applications") for, all permits, licenses, authorizations and other approvals (collectively "the approvals") required from all governmental or administrative agencies or regulatory bodies having jurisdiction, for the construction, installation and operation of the Facility, including, without limitation, all site plan approvals, zoning approvals, easement and franchise agreements, building permits, air emission discharge permits, waste discharge permits, and all other licenses, permits and permission to construct and maintain all on-site and off-site improvements, curbcuts, roadway median cuts and utility lines and services. Landlord shall cooperate with Tenant in the applications, without expense to Landlord, provided the approvals sought are consistent with the provisions of this Lease.

     Section 29.02.  No representation, statement, or warranty, express or
     -------------
implied, has been made by Landlord as to the condition of the Premises, or their permitted use under applicable zoning, building, land use and similar laws, ordinances and regulations ("use regulations"). Except to the extent otherwise provided in Section 11.03 and in Section 1.03 of the Steam Contract, Tenant assumes all responsibility for compliance with the use regulations, and Landlord shall have no liability or responsibility for any defect in the Premises or for any limitations upon the use of the Premises.

                                   ARTICLE 30

                                 FORCE MAJEURE

     Section 30.01.  If Landlord or Tenant shall be delayed, hindered in or
     -------------
prevented from the performance of any act required under this Lease by reason of acts of God or a public enemy, strikes, lockouts, riots, injunctions or other interference through legal proceedings, state, federal or local laws or regulations or requisitions of any governmental authority ("force majeure"), performance of that act shall be excused for the period of the delay and the period for the performance of the act shall be extended for a period equivalent to the period of the delay, provided the party delayed shall give the other party written notice and full particulars of the force majeure within a reasonable time after the event occurs. The provisions of this Article shall not excuse Tenant from the prompt payment of rent under this Lease.

                                   ARTICLE 31

                                     NOTICE

     Section 31.01.  Every notice, request, demand, consent, approval,
     -------------
objections, document or other communication authorized or required by this Lease shall be in writing and shall be deemed effective when delivered personally or five days after deposited in the U.S. mails, registered or certified mail, postage prepaid, return receipt requested, addressed to the other party at the following address:

     To Tenant:
               Project Orange Associates, L.P.
               630 First Avenue, Suite 30C
               New York, New York 10016
               and
               650 North Belt
               Houston, Texas 77060

               with a copy to:

               Kronish, Lieb, Weiner & Hellman
               1345 Avenue of the Americas
               New York, New York 10105
               Attention:  Russell S. Berman, Esq., and

               To the holders of a permitted Mortgage identified, and at the address stated, in a written notice by Tenant to Landlord

     To Landlord:
               Syracuse University
               Skytop Office Building
               Syracuse, New York 13244--5300
               Attention:  Senior Vice President for Business and Finance or
                        Successor
               with a copy to:

               Bond, Schoeneck & King
               One Lincoln Center
               Syracuse, New York 13202
               Attention:  Anthony R. Pittarelli, Esq.

or to such other address as either party may designate by notice given from time to time in accordance with this Section. A notice to change an address shall be effective upon receipt by the other party.

                                   ARTICLE 32

                                  CERTIFICATES

     Section 32.01.  Either party shall, without charge, within ten (10) days
     -------------
after written request of the other, certify, by written instrument duly executed and acknowledged, to any mortgagee, purchaser, or proposed mortgagee or purchaser, or to any other person, firm or corporation specified in the request, the following matters:

          (a) that this Lease has not been amended, or if it has, the substance of the amendment;

          (b) whether the Lease is in full force and effect;

          (c) the existence of any default, set--off, counterclaim or defense on the part of the other party;

          (d) the commencement and expiration dates of this Lease;

          (e) the dates to which rent has been paid; and

          (f) any other matters that may reasonably be requested. The certificate may be relied upon by the party requesting it and any other person, firm or corporation to whom it may be exhibited or delivered, and the contents of the certificate shall be binding on the party which executed it.

                                   ARTICLE 33

                                 GOVERNING LAW

     Section 33.01.  This Lease and the performance of it shall be governed,
     -------------
interpreted, construed and regulated by the laws of the State of New York.

                                   ARTICLE 34

                               PARTIAL INVALIDITY

     Section 34.01.  If any term, covenant, condition or provision of this
     -------------
Lease, or the application of it to any person or circumstance, shall be invalid or unenforceable, the remainder of this Lease, or the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected and every other term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 35

                              MEMORANDUM OF LEASE

     Section 35.01.  The parties will, at the request of either one, promptly
     -------------
execute duplicate originals of an instrument, in recordable form, which will constitute a short form of Lease, setting forth a description of the Premises, the terms of this Lease and any other portions of the Lease, except the rental provisions as either party may request.

                                   ARTICLE 36

                                 INTERPRETATION

     Section 36.01.  Wherever the singular number is used in this Lease the same
     -------------
shall include the plural and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                                   ARTICLE 37

                                 BINDING EFFECT

     Section 37.01.  Except as expressly provided otherwise in this Lease, the
     -------------
covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, successors, administrators and assigns.

                                   ARTICLE 38

                    NO ORAL MODIFICATION - ENTIRE AGREEMENT

     Section 38.01.  All prior understandings and agreements between the parties
     -------------
with respect to the subject matter of this Lease (including the Prior Agreement) are merged within this Lease, which alone fully and completely sets forth the understanding of the parties with respect to such subject matter. Tenant is not relying on any representation or agreement other than those set forth in the Agreements. This Lease may not be changed or terminated orally or in any manner other than by a written agreement signed by the party against whom enforcement is sought. No mutual termination or mutual cancellation of this Lease or termination of this Lease by the Tenant shall be of any force or effect unless approved in writing by the holders of a Permitted Mortgage, as defined in
Article 23.

                                   ARTICLE 39

                         HEADINGS AND TABLE OF CONTENTS

     Section 39.01.  The headings of the Articles and Sections of this Lease are
     -------------
for convenience and reference only and do not define, limit or describe the intent of this Lease or in any way affect this Lease or the interpretation of it.

     Section 39.02.  The table of contents preceding this Lease is for the
     -------------
purpose of convenience and reference only and is not to be deemed, construed or interpreted in any way to be part of this Lease.

                                   ARTICLE 40

                     WAIVER OF JURY TRIAL AND COUNTERCLAIMS

     Section 40.01.  The parties waive a trial by jury of any and all issues in
     -------------
any action or proceeding between them or their successors or assigns connected with or arising out of this Lease or any of its provisions, or Tenant's use and occupation of the Premises or the Facility. In the event Landlord commences a summary proceeding against Tenant to recover possession of the Premises and the Facility, Tenant shall not interpose any counterclaim.

                                   ARTICLE 41

                                   NO BROKER

     Section 41.01.  The parties warrant and represent to each other that no
     -------------
real estate broker or agent was instrumental or in any way responsible in bringing about this Lease.
                                   ARTICLE 42

                                  TERMINATION

     Section 42.01.  If the guaranty by the Approved Operator required by
     -------------
Section 7.01 of the Operating Agreement shall not be delivered to Landlord by March 15, 1990, Landlord may, upon fifteen days written notice to Tenant, terminate this Lease.

     Section 42.02.  The obligations of the parties under this Lease are
     -------------
contingent upon the approval of this Lease by the Board of Trustees of Landlord. If such approval is not granted by March 5, 1990, either party may terminate this Lease upon fifteen days written notice to the other.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their duly authorized officers.

                                 SYRACUSE UNIVERSITY

                                 By: /s/ Louis Marcoccia
                                    _________________________________

                                 PROJECT ORANGE ASSOCIATES, L.P.

                                 By:  G.A.S. Orange Partners, L.P., its general
                                       partner

                                 By:  G.A.S. Orange Development, Inc., its
                                       general partner

                                  By: /s/ Adam Victor
                                     _________________________________
                                    Title: President

STATE OF NEW YORK )
                    )  ss:
COUNTY OF

     On this ________ day of February, 1990, before me personally came ADAM VICTOR to me known, who being by me duly sworn, did depose and say that he resides in New York, New York, that he is the President of G.A.S. ORANGE DEVELOPMENT, INC., the General Partner of G.A.S. Orange Partners, L.P., which is the General Partner of Project Orange Associates L.P., the partnership described in this instrument, and that he had authority to sign this instrument and he acknowledged to me that he executed the instrument as the act and deed of the partnership.


                                       ----------------------------------
                                             Notary Public

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF ONONDAGA )

     On this day of February, 1990, before me personally came LOUIS G. MARCOCCIA to me known, who being by me duly sworn, did depose and say that he resides in Cazenovia, New York, that he is a Senior Vice President of SYRACUSE UNIVERSITY, the corporation described in and which executed the above instrument; that he knows the seal of the corporation; that the seal affixed to the instrument is the corporate seal; and that he signed his name to the instrument.


                                       ----------------------------------
                                             Notary Public

                                   Exhibit A

          (Metes and bounds description of the leased premises. The leased premises are shown on the map attached to this Exhibit A. A metes and bounds description of the leased premises shall be inserted in this Exhibit A as soon as it is available.]

          Together with a non-exclusive easement to Tenant, its successors and assigns, upon, over and across the premises of Landlord lying between the leased premises and Landlord's existing steam plant ("the steam plant") for ingress and egress to and from the leased premises and McBride Street.

          Excepting and reserving from the leased premises the existing transformers and the building in which they are housed (collectively "the transformer building"), easements to Landlord, its successors and assigns upon, over, across and under the leased premises (i) for the entry and passage of pedestrians, vehicles and machines to and from Landlord's transformer building, chilled water plant ("the chilled water plant") located adjacent to the leased premises, and the steam plant, including, without limitation, an easement over an area five feet in width along the west wall of the transformer building, an area twenty feet in width along the north wall of the transformer building, and, if Tenant shall not have constructed a common wall along the east and south walls of the transformer building, an easement three feet in width along the east and south walls of the transformer building, an easement over an area fifteen feet in width along the west wall and the north wall of the chilled water plant and an easement over an area at least ten feet in width, and, depending on the final design of the Cogeneration Plant, as much as fifteen feet in width, along the east wall of the Riley Plant, as indicated on the dotted area on the map attached, and (ii) for the installation, repair, replacement and maintenance of lines for the transmission of electrical power, communications, water, steam, condensate, fuel and other utilities, consisting of overhead or underground poles, lines, conduits, pipes, mains, ducts, manholes, and other appurtenant and supporting facilities, apparatus and structures as Landlord may now or from time to time deem necessary for the operation of the transformer building, the chilled water plant and the steam plant.

          The precise location of the easements granted and reserved shall be determined and confirmed by Landlord and Tenant upon the completion of the Plans for the Cogeneration Plant. Landlord shall have the right to relocate such easements from time to time provided such relocation does not unreasonably interfere with Tenant's operation of the Cogeneration Plant.